                                                         Exhibit No. EX-99.j.2

                              POWER OF ATTORNEY
                              -----------------

     The  undersigned  Officers and Trustees of The Barrett  Funds (the "Trust")
hereby  appoint Robert E. Harvey and Paula J. Elliott as  attorneys-in-fact  and agents,  with the power to execute and to file any of the documents  referred to below relating to the initial registration of the Trust as an investment company under the  Investment  Company  Act of 1940,  as  amended  (the  "Act")  and the registration  of the Trust's  securities  under the  Securities  Act of 1933, as amended (the "Securities Act") including the Trust's  Registration  Statement on
Form N-1A,  any and all  amendments  thereto,  including  all  exhibits  and any documents  required  to be  filed  with  respect  thereto  with  any  regulatory authority,  including  applications  for exemptive  order  rulings.  Each of the undersigned  grants  to the  said  attorneys  full  authority  to do  every  act necessary to be done in order to  effectuate  the same as fully,  to all intents and purposes,  as he could do if personally present,  thereby ratifying all that said  attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 29th day of October, 2001.

            Name                                      Title
            ----                                      -----

      /s/ Robert E. Harvey                            President and Trustee
      ------------------------
      Robert E. Harvey

      /s/ Ronald E. Kfoury                            Trustee
      ------------------------
      Ronald E. Kfoury

      /s/ Edward M. Mazze, Ph.D.                      Trustee
      -------------------------
      Edward M. Mazze, Ph.D.

      /s/ Robert T. Hoffman                           Trustee
      ------------------------
      Robert T. Hoffman

      /s/ Peter H. Shriver                            Vice President and
      -----------------------                             Treasurer
      Peter H. Shriver